            TWELFTH AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER



                 THIS TWELFTH AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER (this "Amendment"), dated as of December 20, 1993, is by and among KAISER ALUMINUM CORPORATION (formerly KaiserTech Limited), a Delaware corporation (the "Parent Guarantor"), KAISER ALUMINUM & CHEMICAL CORPORATION, a Delaware corporation (the "Company"), certain financial institutions that are parties to the Credit Agreement referred to below (individually, a "Bank" and collectively, the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as agent for the Banks (in such capacity, together with its successors and assigns in such capacity, the "Agent"), and MELLON BANK, N.A., a national banking association, as collateral agent for the Banks (in such capacity, together with any successors and assigns in such capacity, the "Collateral Agent"). Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement, as amended hereby.

                              W I T N E S S E T H:

                 WHEREAS, the Parent Guarantor, the Company, the Banks, the Agent, and the Collateral Agent are parties to that certain Credit Agreement dated as of December 13, 1989, as amended by a First Amendment to Credit Agreement dated as of April 17, 1990, a Second Amendment to Credit Agreement dated as of September 17, 1990, a Third Amendment to Credit Agreement dated as of December 7, 1990, a Fourth Amendment to Credit Agreement dated as of April 19, 1991, a Fifth Amendment to Credit Agreement dated as of March 13, 1992, a Seventh Amendment to Credit Agreement dated as of November 6, 1992, an Eighth Amendment to Credit Agreement dated as of January 7, 1993, a Ninth Amendment to Credit Agreement dated as of May 19, 1993, a Tenth Amendment to Credit Agreement dated as of July 23, 1993 and an Eleventh Amendment to Credit Agreement dated as of August 27, 1993 (as so amended, the "Credit Agreement"); and

                 WHEREAS, the Required Banks had given their consent to a Sixth Amendment to Credit Agreement dated as of June 25, 1992 (the "Sixth Amendment"), but the Sixth Amendment has not become effective and has been withdrawn; and

                 WHEREAS, the parties hereto have agreed to amend the Credit Agreement as herein provided;

                 NOW, THEREFORE, the parties hereto agree as follows:




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                 SECTION 1.  AMENDMENTS TO CREDIT AGREEMENT.

                 1.1      AMENDMENTS TO ARTICLE I:  DEFINITIONS AND ACCOUNTING
TERMS.

                 A. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions thereto which shall be inserted in the proper alphabetical order:

         "Second Equity Proceeds Loan' means one or more intercompany loans from the Parent Guarantor to the Company in an aggregate principal amount of all or a portion of the Subsequent Net Proceeds of Equity, which loans shall be evidenced by, and shall be governed by the terms of, the Second Equity Proceeds Note."

         "Second Equity Proceeds Note' means one or more Senior Subordinated Intercompany Notes of the Company, in substantially the form of Exhibit A to the Twelfth Amendment, in an aggregate principal amount not to exceed an amount equal to 50% of the Subsequent Net Proceeds of Equity. If the preferred stock issued in the Second 1993 Equity Offering is convertible into shares of the Parent Guarantor's common stock, the Second Equity Proceeds Note shall provide that immediately upon the conversion of all of the shares of preferred stock (or depositary shares in respect thereof) of the Parent Guarantor issued in the Second 1993 Equity Offering into shares of the common stock of the Parent Guarantor pursuant to the Certificate of Designations governing such shares of preferred stock (or the Depositary Agreement in respect of such depositary shares), the Company may, after the payment of all amounts payable by the Parent Guarantor in respect of accrued and unpaid dividends in connection with all such conversions, defer further principal and interest payments on the Second Equity Proceeds Note until such time as no Senior Indebtedness of the Company (as defined in the Second Equity Proceeds Note) is then outstanding)."

         "Second Equity Proceeds Purchase' means (i) a capital contribution from the Parent Guarantor to the Company in an amount equal to all or a portion of the Subsequent Net Proceeds of Equity, or (ii) a purchase by the Parent Guarantor from the Company of shares of capital stock of the Company for an aggregate consideration equal to all or a portion of the Subsequent Net Proceeds of Equity."

         "Second 1993 Equity Offering' means any public offering and sale by the Parent Guarantor of equity securities of the Parent Guarantor on or after November 1, 1993, and on or prior to the date on or after the Revolving Commitment Termination Date on which there shall be no unpaid or unreimbursed Credit Extension under this Agreement, pursuant





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         to the registration statement, as the same may be amended, initially filed by the Parent Guarantor with the Securities and Exchange Commission on or about December 10, 1993; provided, however, that the term 'Second 1993 Equity Offering' shall not include any offering or sale of equity securities of the Parent Guarantor pursuant to or in connection with any employee plan or arrangement of the Parent Guarantor or the Company."

         "Subsequent Net Proceeds of Equity'" means the cash proceeds received by the Parent Guarantor from the Second 1993 Equity Offering, net of all underwriting discounts and commissions and all legal, accounting and other fees and expenses incurred in connection with the Second 1993 Equity Offering."

         "Twelfth Amendment' means the Twelfth Amendment to Credit Agreement dated as of December 20, 1993 among the Company, the Parent Guarantor, the Banks, the Agent and the Collateral Agent."

                 B. Clause (c) of the definition of "EBIT," clause (a) of the definition of "Fixed Charges" and clause (b)(i) of the definition of "Interest Coverage Ratio" contained in Section 1.1 of the Credit Agreement are hereby amended by adding the phrase ", the Second Equity Proceeds Note" immediately after the words "the Equity Proceeds Note" contained in each such clause.

                 C. Clause (d) of the definition of "Fixed Charges" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the phrase "the MAXXAM Prepayment Loan and the Equity Proceeds Loan" contained therein and substituting the following therefor: "the Equity Proceeds Loan and the Second Equity Proceeds Loan".

                 D. Clause (g) of the definition of "Free Cash Flow" contained in Section 1.1 of the Credit Agreement is hereby amended by adding the phrase "or any Second Equity Proceeds Purchase" immediately after the words "any Equity Proceeds Purchase" contained therein.

                 E. Clause (i) of the definition of "Funded Indebtedness" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the phrase "and the Equity Proceeds Note" contained therein and substituting the following therefor: ", the Equity Proceeds Note and the Second Equity Proceeds Note".

                 1.2 AMENDMENTS TO ARTICLE III: REPAYMENTS, PREPAYMENTS, INTEREST, AND FEES.

                 A. Section 3.3.8 of the Credit Agreement is hereby amended by adding the following as the last sentence thereof:





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                 "The Company shall, within five (5) Business Days following the receipt of the proceeds of the Second Equity Proceeds Loan, make a repayment of the Revolving Loans in an amount equal to 100% of the proceeds of the Second Equity Proceeds Loan and shall, within five (5) Business Days following the receipt of the proceeds of the Second Equity Proceeds Purchase, make a repayment of the Revolving Loans in an amount equal to 100% of the proceeds of the Second Equity Proceeds Purchase."

                 1.3      AMENDMENTS TO ARTICLE IX:  REPRESENTATIONS AND
WARRANTIES.

                 A. Section 9.16 of the Credit Agreement is hereby amended by deleting the phrase "or the Equity Proceeds Note" each time it appears in clause (d) thereof and substituting the following therefor: ", the Equity Proceeds Note or the Second Equity Proceeds Note".

                 1.4      AMENDMENTS TO ARTICLE X:  COVENANTS.

                 A. Section 10.1.10 of the Credit Agreement is hereby amended by deleting the phrase "(other than the Equity Proceeds Note, which shall not constitute Collateral)" after the word "instruments" contained in clause (a) thereof and substituting the following therefor: "(other than the Equity Proceeds Note and the Second Equity Proceeds Note, which shall not constitute Collateral").

                 B. The first sentence of Section 10.1.17 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "The Parent Guarantor shall, within five (5) Business Days after each receipt by the Parent Guarantor of Net Proceeds of Equity in respect of the 1993 Equity Offering, make an Equity Proceeds Purchase, an Equity Proceeds Loan, or both and shall, within five (5) Business Days after each receipt by the Parent Guarantor of Subsequent Net Proceeds of Equity in respect of the Second 1993 Equity Offering, make the Second Equity Proceeds Purchase, the Second Equity Proceeds Loan, or both."

                 C. Section 10.1.18 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "SECTION 10.1.18. Application of Certain Proceeds of Parent Guarantor Distributions. In the event that the Parent Guarantor shall pay any Distributions to its shareholders (including, without limitation, Distributions paid in respect of shares of common stock of the Parent Guarantor issued in exchange for shares of preferred stock (or depositary shares in respect thereof) issued by the Parent Guarantor in the 1993 Equity





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Offering or the Second 1993 Equity Offering), the Parent Guarantor and the
Company shall cause MAXXAM and/or any Subsidiary of MAXXAM (other than the Parent Guarantor or any of its Subsidiaries) to utilize, within five (5) Business Days after the payment of such Distribution, an amount equal to the entire amount of the portion of such Distribution received by MAXXAM or any of its Subsidiaries (other than the Parent Guarantor or any of its Subsidiaries), other than the portion of any such Distribution received by MAXXAM or any of its Subsidiaries (other than the Parent Guarantor or any of its Subsidiaries) in respect of outstanding shares of preferred stock (or depositary shares in respect thereof) issued by the Parent Guarantor in the 1993 Equity Offering or the Second 1993 Equity Offering, to purchase a PIK Note at a price equal to the original principal amount of such PIK Note."

                 D. Clause (xiv) of Section 10.2.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

         "(xiv) the MAXXAM Closing Loan, the Equity Proceeds Loan and the Second Equity Proceeds Loan; and"

                 E. Section 10.2.5 of the Credit Agreement is hereby amended by deleting the phrase "and the Equity Proceeds Loan" contained therein and substituting the following therefor: ", the Equity Proceeds Loan and the Second Equity Proceeds Loan".

                 F. Section 10.2.6 of the Credit Agreement is hereby amended by adding the following at the end of clause (xi) thereof immediately prior to the semi-colon contained therein:

"and to pay for the benefit of, or to reimburse, the Parent Guarantor in an aggregate amount not to exceed $500,000, in respect of the reasonable out-of-pocket expenses actually incurred (and documented as such) by the Parent Guarantor for services rendered to the Parent Guarantor by Persons who are not Affiliates or employees of the Parent Guarantor, MAXXAM, the Company or any of their respective Subsidiaries (provided that payments of legal fees and expenses to a law firm of which an Affiliate of the Company is a member shall be permitted) in connection with the registration of the Second 1993 Equity Offering".

                 G. Section 10.2.6 of the Credit Agreement is hereby further amended by deleting the final proviso thereof and substituting the following therefor:

         "provided, further, that the Parent Guarantor may make Distributions to its shareholders (other than holders of preferred stock (or depositary shares in respect thereof) issued by the Parent Guarantor in the 1993 Equity Offering or the Second 1993 Equity Offering) in amounts which do not exceed the Distributions which the





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         Company is permitted to make pursuant toclauses (v), (vi), (viii) and
         (ix), the Distributions which are permitted to be paid by the Parent Guarantor to its shareholders pursuant to clause (iv) and Distributions to the holders of any outstanding shares of preferred stock (or depositary shares in respect thereof) of the Parent Guarantor issued in the 1993 Equity Offering or the Second 1993 Equity Offering in an amount not to exceed the payments received or receivable from time to time by the Parent Guarantor from the Company in respect of the Equity Proceeds Loan and the Second Equity Proceeds Loan, respectively, the Parent Guarantor may distribute the MAXXAM Notes to its shareholders and the Parent Guarantor may convert the preferred stock (or depositary shares in respect thereof) of the Parent Guarantor issued in the 1993 Equity Offering and/or the Second 1993 Equity Offering into the common stock of the Parent Guarantor or redeem the preferred stock (or depositary shares in respect thereof) of the Parent Guarantor issued in the 1993 Equity Offering and/or the Second 1993 Equity Offering in exchange for the common stock of the Parent Guarantor plus an amount in cash equal to all amounts payable by the Parent Guarantor in respect of accrued and unpaid dividends in connection with such conversion or redemption, in each case in accordance with the Certificate of Designations governing such shares of preferred stock (or the Depositary Agreement in respect of such depositary shares)."

                 H. Section 10.2.14 of the Credit Agreement is hereby amended by deleting the phrase "and the Equity Proceeds Loan" contained therein and substituting the following therefor: ", the Equity Proceeds Loan and the Second Equity Proceeds Loan".

                 I. Section 10.2.23 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "SECTION 10.2.23. Equity Proceeds Loan and Second Equity Proceeds Loan. The Company will not, without the written consent of the Required Banks,

                 (a) consent to any amendment, supplement, or other modification of any of the terms or provisions contained in the Equity Proceeds Note or the Second Equity Proceeds Note, other than any amendment, supplement, or other modification consented to in writing by the Agent;

                 (b) make any payment or prepayment of principal of, or of interest on, the Equity Proceeds Note or the Second Equity Proceeds Note except that the Company may pay principal and interest from time to time on the Equity Proceeds Note and/or the Second Equity Proceeds Note in accordance with the provisions of





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the Equity Proceeds Note or the Second Equity Proceeds Note, as the case may be, subject to the terms of Section 7 thereof; provided, however, that immediately upon any conversion of the shares of preferred stock (or depositary shares in respect thereof) of the Parent Guarantor issued in the 1993 Equity Offering into shares of the common stock of the Parent Guarantor pursuant to the Certificate of Designations governing such shares of preferred stock (or the Depositary Agreement in respect of such depositary shares), the Company shall, after the payment of all amounts payable by the Parent Guarantor in respect of accrued and unpaid dividends in connection with such conversion and in accordance with the terms of the Equity Proceeds Note, defer further principal and interest payments on the Equity Proceeds Note until such time as no Senior Indebtedness of the Company (as defined in the Equity Proceeds Note) is then outstanding and provided, further, that if the preferred stock issued in the Second 1993 Equity Offering is convertible into shares of the Parent Guarantor's common stock, the Second Equity Proceeds Note shall provide that immediately upon the conversion of all of the shares of preferred stock (or depositary shares in respect thereof) of the Parent Guarantor issued in the Second 1993 Equity Offering into shares of the common stock of the Parent Guarantor pursuant to the Certificate of Designations governing such shares of preferred stock (or the Depositary Agreement in respect of such depositary shares), the Company shall, after the payment of all amounts payable by the Parent Guarantor in respect of accrued and unpaid dividends in connection with all such conversions and in accordance with the terms of the Second Equity Proceeds Note, defer further principal and interest payments on the Second Equity Proceeds Note until such time as no Senior Indebtedness of the Company (as defined in the Second Equity Proceeds Note) is then outstanding); or

                 (c) redeem, purchase or defease the Equity Proceeds Note or the Second Equity Proceeds Note.

Upon any conversion of the shares of preferred stock (or depositary shares in respect thereof) of the Parent Guarantor issued in the 1993 Equity Offering into shares of the common stock of the Parent Guarantor pursuant to the Certificate of Designations governing such shares of preferred stock (or the Depositary Agreement in respect of such depositary shares), the Parent Guarantor shall, after all amounts payable by the Parent Guarantor in respect of accrued and unpaid dividends in connection with such conversion have been paid, if requested by the Agent, with the consent of the Required Banks, deliver the Equity Proceeds Note to the Company as a capital contribution and the Company shall immediately cancel the Equity Proceeds Note. If the preferred stock issued in the Second 1993 Equity Offering is convertible into shares of the Parent Guarantor's common stock, and if, following any conversion of any shares of such preferred stock (or depositary shares in respect thereof) into shares of the common stock of the Parent Guarantor pursuant to





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the Certificate of Designations governing such shares of preferred stock (or the Depositary Agreement in respect of such depositary shares), the next scheduled quarterly payment under the Second Equity Proceeds Note shall exceed by more than $5000 the product (such product being herein called the "Fixed Quarterly Dividend Requirement") of (x) the number of shares of preferred stock issued in the Second 1993 Equity Offering (or depositary shares in respect thereof) then outstanding and (y) the then quarterly dividend rate for such shares of preferred stock (or depositary shares in respect thereof), the Parent Guarantor shall, after all amounts payable by the Parent Guarantor in respect of accrued and unpaid dividends in connection with any such conversion have been paid, if requested by the Agent, with the consent of the Required Banks, contribute to the capital of the Company a portion of the Second Equity Proceeds Note such that each level quarterly payment of principal and interest on the remaining outstanding principal amount of the Second Equity Proceeds Note shall not exceed by more the $50 the Fixed Quarterly Dividend Requirement. Anything in this Agreement to the contrary notwithstanding, any modification to the Second Equity Proceeds Note required for compliance with the preceding sentence shall not be deemed to violate any provision of this Agreement or of any other Loan Document. In addition, the Parent Guarantor will not, without the written consent of the Required Banks, consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, any document or instrument evidencing or governing the preferred stock (or depositary shares in respect thereof) issued by the Parent Guarantor in the 1993 Equity Offering or the Second 1993 Equity Offering if such amendment, supplement or other modification would have a Materially Adverse Effect."

                 SECTION 2. AMENDMENTS TO KT PLEDGE AGREEMENT AND KT SECURITY AGREEMENT.

                 The parties agree that, as of the Twelfth Amendment Effective Date (as defined below), the KT Pledge Agreement and the KT Security Agreement shall be amended as set forth in Exhibits B and C hereto.

                 SECTION 3.  LIMITED WAIVER

                 The undersigned Banks, constituting the Required Banks under the Credit Agreement, hereby waive compliance with the provisions of Section
10.1.8 of the Credit Agreement to the extent, and only to the extent, necessary to excuse the Company's failure to provide at least five Business Days prior notice to the Agent of the sale by KJC on November 23, 1993 of a participation in a loan to the Government of Jamaica.





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                 SECTION 4.  CONDITIONS TO EFFECTIVENESS.

                 This Amendment shall become effective as of the date hereof (the "Twelfth Amendment Effective Date") only when the following conditions shall have been met and notice thereof shall have been given by the Agent to the Parent Guarantor, the Company, the Collateral Agent and each Bank:

                 1. The Agent shall have received for each Bank counterparts hereof duly executed on behalf of the Parent Guarantor, the Company, the Agent, the Collateral Agent and the Required Banks (or notice of the approval of this Amendment by the Required Banks satisfactory to the Agent shall have been received by the Agent), together with counterparts of amendments to the KT Pledge Agreement and the KT Security Agreement duly executed on behalf of the Parent Guarantor and the Collateral Agent.

                 2.       The Agent shall have received:

                          (i)    Resolutions of the Board of Directors or of
the Executive Committee of the Company and the Parent Guarantor approving and authorizing the execution, delivery, and performance of this Amendment, certified by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment as of the date of execution hereof by the Company or the Parent Guarantor, as the case may be;

                          (ii)   A signature and incumbency certificate of the
officers of the Company and the Parent Guarantor executing this Amendment;

                          (iii)  For each Bank an opinion, addressed to the
Agent, the Collateral Agent, and each Bank, from Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, in substantially the form of Exhibit D attached hereto, with such changes therein as shall be satisfactory to the Agent; and

                          (iv)   Such other information, approvals, opinions,
documents, or instruments as the Agent may reasonably request.

                 SECTION 5.  COMPANY'S REPRESENTATIONS AND WARRANTIES.

                 In order to induce the Banks, the Agent and the Collateral Agent to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Parent Guarantor and the Company represent and warrant to each Bank, the Agent and the Collateral Agent that, as of the Twelfth Amendment Effective Date after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:





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                 A.       AUTHORIZATION OF AGREEMENTS.  The execution and
delivery of this Amendment by the Company and the Parent Guarantor and the performance of the Credit Agreement as amended by this Amendment (the "Amended Agreement") by the Company and the Parent Guarantor are within such Obligor's corporate powers and have been duly authorized by all necessary corporate action on the part of the Company and the Parent Guarantor, as the case may be.

                 B. NO CONFLICT. The execution and delivery by the Company and the Parent Guarantor of this Amendment and the performance by the Company and the Parent Guarantor of the Amended Agreement do not:

                 (a)      contravene such Obligor's Organic Documents;

                 (b) contravene any contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect, or contravene any law or governmental regulation or court decree or order binding on or affecting such Obligor or any of its Subsidiaries; or

                 (c) result in, or require the creation or imposition of, any Lien on any of such Obligor's properties or any of the properties of any Subsidiary of such Obligor, other than pursuant to the Loan Documents.

                 C. BINDING OBLIGATION. This Amendment has been duly executed and delivered by the Company and the Parent Guarantor and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of the Company and the Parent Guarantor, enforceable against the Company and the Parent Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

                 D. GOVERNMENTAL APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Amendment by the Company or the Parent Guarantor.

                 E. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. Each of the statements set forth in Section 8.2.1 of the Credit Agreement is true and correct.

                 F. SPECIFIED REVENUE BONDS. No Specified Revenue Bonds are currently outstanding.





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                 SECTION 6.  ACKNOWLEDGEMENT AND CONSENT.

                 The Company is a party to the Company Collateral Documents, in each case as amended through the Twelfth Amendment Effective Date, pursuant to which the Company has created Liens in favor of the Collateral Agent on certain Collateral to secure the Obligations. The Parent Guarantor is a party to the KT Pledge Agreement and the KT Security Agreement, in each case as amended through the Twelfth Amendment Effective Date, pursuant to which the Parent Guarantor has created Liens in favor of the Collateral Agent on certain Collateral and pledged certain Collateral to the Collateral Agent to secure the obligations of the Parent Guarantor. Certain Subsidiaries of the Company are parties to the Subsidiary Guaranty and/or one or more of the Subsidiary Collateral Documents, in each case as amended through the Twelfth Amendment Effective Date, pursuant to which such Subsidiaries have (i) guarantied the Obligations and/or (ii) created Liens in favor of the Collateral Agent on certain Collateral. The Company, the Parent Guarantor and such Subsidiaries are collectively referred to herein as the "Credit Support Parties", and the Company Collateral Documents, the KT Pledge Agreement, the KT Security Agreement, the Subsidiary Guaranty and the Subsidiary Collateral Documents are collectively referred to herein as the "Credit Support Documents".

                 Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement as amended by this Amendment and consents to the amendment of the Credit Agreement effected as of the date hereof and pursuant to this Amendment.

                 Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, the payment and performance of all obligations guaranteed or secured thereby, as the case may be.

                 Each Credit Support Party (other than Company and the Parent Guarantor) acknowledges and agrees that (i) notwithstand-ing the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.





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                 SECTION 7.  MISCELLANEOUS.

                 A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                 (i) On and after the Twelfth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                 (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                 (iii)    Without limiting the generality of the provisions of
         Section 13.1 of the Credit Agreement, the waiver set forth herein shall be limited precisely as written and relates solely to the noncompliance by the Company with the provision ofSection 10.1.8 of the Credit Agreement in the manner and to the extent described above, and nothing herein shall be deemed to (a) constitute a waiver of compliance by the Company with respect to (1)Section 10.1.8 of the Credit Agreement in any other instance or (2) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein or (b) prejudice any right or remedy that the Agent, the Collateral Agent or any Bank may have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Limited Waiver) or may have in the future under or in connection with the Credit Agreement or any of the other Loan Documents.

                 B. APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO CONFLICTS OF LAWS.

                 C. HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

                 D. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single





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counterpart so that all signature pages are physically attached to the same document.

                 E. SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.


                 IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

KAISER ALUMINUM CORPORATION                KAISER ALUMINUM & CHEMICAL
(formerly KaiserTech Limited)                 CORPORATION


By:___________________________             By:__________________________
Name Printed:_________________             Name Printed:________________
Its:__________________________             Its:_________________________

BANK OF AMERICA NATIONAL TRUST             MELLON BANK, N.A., as
  AND SAVINGS ASSOCIATION                    Collateral Agent
  as Agent


By:___________________________             By:__________________________
Name Printed:_________________             Name Printed:________________
Its:__________________________             Its:_________________________


BANK OF AMERICA NATIONAL TRUST             MARINE MIDLAND BANK, N.A.
  AND SAVINGS ASSOCIATION


By:___________________________             By:__________________________
Name Printed:_________________             Name Printed:________________
Its:__________________________             Its:_________________________

NATIONAL WESTMINSTER BANK PLC              NATIONAL WESTMINSTER BANK USA


By:___________________________             By:__________________________
Name Printed:_________________             Name Printed:________________
Its:__________________________             Its:_________________________


TEXAS COMMERCE BANK NATIONAL               BANQUE PARIBAS
  ASSOCIATION assignee of the
  Loan by February 13, 1993
  assignment from the Federal              By:__________________________
  Deposit Insurance Corporation            Name Printed:________________
  (the "FDIC"), in its capacity            Its: ________________________
  as receiver of New First City,
  Texas - Houston, National
  Association (the "Bridge Bank")
  which either was itself the              THE FIRST NATIONAL BANK OF
  original owner of the Loan                 BOSTON
  or acquired it on October 30,
  1992 by assignment from the
  FDIC, as receiver of First               By:__________________________
  City, Texas - Houston,                   Name Printed:________________
  National Association (the                Its:_________________________
  "Failed Bank")



By:___________________________
Name Printed:_________________
Its:__________________________

MELLON BANK, N.A.                          ROYAL BANK OF CANADA



By:___________________________             By: _________________________
Name Printed:_________________             Name Printed:________________
Its:__________________________             Its: ________________________


THE LONG-TERM CREDIT BANK OF               BANQUE NATIONALE de PARIS
  JAPAN, LIMITED


By:___________________________             By:__________________________
Name Printed:_________________             Name Printed:________________
Its:__________________________             Its:_________________________


THE TORONTO-DOMINION BANK                  IBJ SCHRODER BANK & TRUST
                                             COMPANY


By:___________________________             By:__________________________
Name Printed:_________________             Name Printed:________________
Its:__________________________             Its:_________________________


US BANK OF WASHINGTON, N.A.                SOCIETE GENERALE



By:___________________________             By:__________________________
Name Printed:_________________             Name Printed:________________
Its:__________________________             Its:_________________________


THE NIPPON CREDIT BANK, LIMITED            ABN-AMRO BANK N.V.
  LOS ANGELES AGENCY


By:___________________________             By:__________________________
Name Printed:_________________             Name Printed:________________
Its:__________________________             Its:_________________________


THE YASUDA TRUST & BANKING                 CHRISTIANIA BANK OG KREDITKASSE
  CO., LIMITED


By:___________________________             By:__________________________
Name Printed:_________________             Name Printed:________________
Its:__________________________             Its:_________________________

STATE BANK OF SOUTH AUSTRALIA


By:___________________________
Name Printed:_________________
Its:__________________________


HIBERNIA NATIONAL BANK


By:___________________________
Name Printed:_________________
Its:__________________________


VAN KAMPEN MERRITT PRIME
  RATE INCOME TRUST


By:___________________________
Name Printed:_________________
Its:__________________________


COMMONWEALTH BANK OF AUSTRALIA


By:___________________________
Name Printed:_________________
Its:__________________________


WEST ONE BANK


By:___________________________
Name Printed:_________________
Its:__________________________


AUSTRALIA AND NEW ZEALAND
  BANKING GROUP, LIMITED


By:___________________________
Name Printed:_________________
Its:__________________________

ACKNOWLEDGED AND AGREED TO:

AKRON HOLDING CORPORATION


By:___________________________
Name Printed:_________________
Its:__________________________


KAISER ALUMINUM & CHEMICAL
  INVESTMENT, INC.


By:__________________________
Name Printed:________________
Its:_________________________


KAISER ALUMINUM PROPERTIES, INC.


By:___________________________
Name Printed:_________________
Its:__________________________


KAISER ALUMINUM TECHNICAL SERVICES, INC.


By:___________________________
Name Printed:_________________
Its:__________________________


OXNARD FORGE DIE COMPANY, INC.


By:___________________________
Name Printed:_________________
Its:__________________________


KAISER ALUMINIUM INTERNATIONAL, INC.


By:___________________________
Name Printed:_________________
Its:__________________________

KAISER ALUMINA AUSTRALIA CORPORATION


By:___________________________
Name Printed:_________________
Its:__________________________


KAISER FINANCE CORPORATION


By:___________________________
Name Printed:_________________
Its:__________________________


ALPART JAMAICA INC.


By:___________________________
Name Printed:_________________
Its:__________________________


KAISER JAMAICA CORPORATION


By:___________________________
Name Printed:_________________
Its:__________________________


KAISER BAUXITE COMPANY


By:___________________________
Name Printed:_________________
Its:__________________________


KAISER EXPORT COMPANY


By:___________________________
Name Printed:_________________
Its:__________________________

                                   EXHIBIT B

                    SECOND AMENDMENT TO KT PLEDGE AGREEMENT



                 THIS SECOND AMENDMENT TO KT PLEDGE AGREEMENT (this "Amendment"), dated as of December 20, 1993, is by and between KAISER ALUMINUM CORPORATION (formerly KaiserTech Limited), a Delaware corporation (the "Parent Guarantor"), and MELLON BANK, N.A., a national banking association, as collateral agent for certain financial institutions that are parties to the Credit Agreement referred to below (in such capacity, together with any successors and assigns in such capacity, the "Collateral Agent"). Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement.

                              W I T N E S S E T H:

                 WHEREAS, the Parent Guarantor, the Company, the Banks, the Agent, and the Collateral Agent are parties to that certain Credit Agreement dated as of December 13, 1989, as amended by a First Amendment to Credit Agreement dated as of April 17, 1990, a Second Amendment to Credit Agreement dated as of September 17, 1990, a Third Amendment to Credit Agreement dated as of December 7, 1990, a Fourth Amendment to Credit Agreement dated as of April 19, 1991, a Fifth Amendment to Credit Agreement dated as of March 13, 1992, a Seventh Amendment to Credit Agreement dated as of November 6, 1992, an Eighth Amendment to Credit Agreement dated as of January 7, 1993, a Ninth Amendment to Credit Agreement dated as of May 19, 1993, a Tenth Amendment to Credit Agreement dated as of July 23, 1993 and an Eleventh Amendment to Credit Agreement dated as of August 27, 1993 (as so amended and as further amended by the Twelfth Amendment referred to below, the "Credit Agreement"); and

                 WHEREAS, the Required Banks had given their consent to a Sixth Amendment to Credit Agreement dated as of June 25, 1992 (the "Sixth Amendment"), but the Sixth Amendment has not become effective and has been withdrawn; and

                 WHEREAS, as of the date hereof the Parent Guarantor, the Company, the Banks, the Agent, and the Collateral Agent are entering into a Twelfth Amendment to Credit Agreement (the "Twelfth Amendment"); and

                 WHEREAS, the Parent Guarantor and the Collateral Agent are parties to that certain KT Pledge Agreement, dated as of December 21, 1989, as amended by the First Amendment to KT Pledge Agreement dated as of May 19, 1993 (the "KT Pledge Agreement"); and

                 WHEREAS, the parties hereto have agreed to amend the KT Pledge Agreement as herein provided;

                 NOW, THEREFORE, the parties hereto agree as follows:

                 SECTION 1.  AMENDMENTS TO KT PLEDGE AGREEMENT.

                 Section 2.1 of the KT Pledge Agreement is hereby amended by inserting the phrase "and the Second Equity Proceeds Note" following the phrase "other than the Equity Proceeds Note" contained in clause (c) thereof.

                 SECTION 2.  CONDITIONS TO EFFECTIVENESS.

                 A. This Amendment shall become effective as of the date hereof (the "Second Amendment Effective Date") only when the following conditions shall have been met and notice thereof shall have been given by the Agent to the Parent Guarantor, the Company, the Collateral Agent and each Bank:

                 1. The Agent shall have received for each Bank counterparts hereof duly executed on behalf of the Parent Guarantor and the Collateral Agent.

                 2.       The Agent shall have received:

                          (i)    Resolutions of the Board of Directors or of
the Executive Committee of the Parent Guarantor approving and authorizing the execution, delivery, and performance of this Amendment, certified by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment as of the date of execution hereof by the Parent Guarantor;

                          (ii)   A signature and incumbency certificate of
the officers of the Parent Guarantor executing this Amendment;

                          (iii)  For each Bank an opinion, addressed to the
Agent, the Collateral Agent, and each Bank, from Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, in substantially the form of Exhibit D to the Twelfth Amendment, with such changes therein as shall be satisfactory to the Agent; and

                          (iv)   Such other information, approvals, opinions,
documents, or instruments as the Agent may reasonably request.

                 SECTION 3.  PARENT GUARANTOR'S REPRESENTATIONS AND WARRANTIES.

                 In order to induce the Collateral Agent to enter into this Amendment and to amend the KT Pledge Agreement in the manner provided herein, the Parent Guarantor represents and warrants to each Bank, the Agent and the Collateral Agent that, as of the Second Amendment Effective Date after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

                 A. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment by the Parent Guarantor and the performance of the KT Pledge Agreement as amended by this Amendment (the "Amended Agreement") by the Parent Guarantor are within its corporate powers and have been duly authorized by all necessary corporate action on the part of the Parent Guarantor.

                 B. NO CONFLICT. The execution and delivery by the Parent Guarantor of this Amendment and the performance by the Parent Guarantor of the Amended Agreement do not:

                 (a)      contravene its Organic Documents;

                 (b) contravene any contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect, or contravene any law or governmental regulation or court decree or order binding on or affecting the Parent Guarantor or any of its Subsidiaries; or

                 (c) result in, or require the creation or imposition of, any Lien on any of the Parent Guarantor's properties or any of the properties of any of its Subsidiaries, other than pursuant to the Loan Documents.

                 C. BINDING OBLIGATION. This Amendment has been duly executed and delivered by the Parent Guarantor and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of the Parent Guarantor, enforceable against the Parent Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

                 D. GOVERNMENTAL APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Amendment by the Parent Guarantor.

                 SECTION 4.  MISCELLANEOUS.

                 A. REFERENCE TO AND EFFECT ON THE KT PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                 (i) On and after the Second Amendment Effective Date, each reference in the KT Pledge Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the KT Pledge Agreement, and each reference in the other Loan Documents to the "KT Pledge Agreement", "thereunder", "thereof" or words of like import referring to the KT Pledge Agreement shall mean and be a reference to the Amended Agreement.

                 (ii) Except as specifically amended by this Amendment, the KT Pledge Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                 (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent, the Collateral Agent or any Bank under, the Credit Agreement or any of the other Loan Documents.

                 B. APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO CONFLICTS OF LAWS.

                 C. HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

                 D. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                 E. SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

                 IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.


KAISER ALUMINUM CORPORATION
(formerly KaiserTech Limited)


By:_________________________________
Name Printed:_______________________
Its:________________________________


MELLON BANK, N.A., as
Collateral Agent


By:_________________________________
Name Printed:_______________________
Its:________________________________

                                   EXHIBIT C

       SECOND AMENDMENT TO KT SECURITY AGREEMENT, FINANCING STATEMENT,
             AND CONDITIONAL ASSIGNMENT OF PATENTS AND TRADEMARKS




                 THIS SECOND AMENDMENT TO KT SECURITY AGREEMENT, FINANCING STATEMENT, AND CONDITIONAL ASSIGNMENT OF PATENTS AND TRADEMARKS (this "Amendment"), dated as of December 20, 1993, is by and between KAISER ALUMINUM CORPORATION (formerly KaiserTech Limited), a Delaware corporation (the "Parent Guarantor"), and MELLON BANK, N.A., a national banking association, as collateral agent for certain financial institutions that are parties to the Credit Agreement referred to below (in such capacity, together with any successors and assigns in such capacity, the "Collateral Agent"). Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement.

                              W I T N E S S E T H:

                 WHEREAS, the Parent Guarantor, the Company, the Banks, the Agent, and the Collateral Agent are parties to that certain Credit Agreement dated as of December 13, 1989, as amended by a First Amendment to Credit Agreement dated as of April 17, 1990, a Second Amendment to Credit Agreement dated as of September 17, 1990, a Third Amendment to Credit Agreement dated as of December 7, 1990, a Fourth Amendment to Credit Agreement dated as of April 19, 1991, a Fifth Amendment to Credit Agreement dated as of March 13, 1992, a Seventh Amendment to Credit Agreement dated as of November 6, 1992, an Eighth Amendment to Credit Agreement dated as of January 7, 1993, a Ninth Amendment to Credit Agreement dated as of May 19, 1993, a Tenth Amendment to Credit Agreement dated as of July 23, 1993 and an Eleventh Amendment to Credit Agreement dated as of August 27, 1993 (as so amended and as further amended by the Twelfth Amendment referred to below, the "Credit Agreement"); and

                 WHEREAS, the Required Banks had given their consent to a Sixth Amendment to Credit Agreement dated as of June 25, 1992 (the "Sixth Amendment"), but the Sixth Amendment has not become effective and has been withdrawn; and

                 WHEREAS, as of the date hereof the Parent Guarantor, the Company, the Banks, the Agent, and the Collateral Agent are entering into a Twelfth Amendment to Credit Agreement (the "Twelfth Amendment"); and

                 WHEREAS, the Parent Guarantor and the Collateral Agent are parties to that certain KT Security Agreement, Financing Statement, and Conditional Assignment of Patents and Trademarks, dated as of December 21, 1989, as amended by the First Amendment to KT Security Agreement, Financing Statement, and Conditional

Assignment of Patents and Trademarks dated as of May 19, 1993 (the "KT Security Agreement"); and

                 WHEREAS, the parties hereto have agreed to amend the KT Security Agreement as herein provided;

                 NOW, THEREFORE, the parties hereto agree as follows:

                 SECTION 1.  AMENDMENTS TO KT SECURITY AGREEMENT.

                 Section 2 of the KT Security Agreement is hereby amended by deleting the word "and" at the end of clause (f) of the second proviso thereof, and by inserting the following immediately preceding the period at the end of the second proviso of Section 2:

                 "; and (h) the Second Equity Proceeds Note".

                 SECTION 2.  CONDITIONS TO EFFECTIVENESS.

                 A. This Amendment shall become effective as of the date hereof (the "Second Amendment Effective Date") only when the following conditions shall have been met and notice thereof shall have been given by the Agent to the Parent Guarantor, the Company, the Collateral Agent and each Bank:

                 1. The Agent shall have received for each Bank counterparts hereof duly executed on behalf of the Parent Guarantor and the Collateral Agent.

                 2.       The Agent shall have received:

                          (i)    Resolutions of the Board of Directors or of
the Executive Committee of the Parent Guarantor approving and authorizing the execution, delivery, and performance of this Amendment, certified by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment as of the date of execution hereof by the Parent Guarantor;

                          (ii)   A signature and incumbency certificate
of the officers of the Parent Guarantor executing this Amendment;

                          (iii)  For each Bank an opinion, addressed to the
Agent, the Collateral Agent, and each Bank, from Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, in substantially the form of Exhibit D to the Twelfth Amendment, with such changes therein as shall be satisfactory to the Agent; and

                          (iv)   Such other information, approvals, opinions,
documents, or instruments as the Agent may reasonably request.

        SECTION 3.   PARENT GUARANTOR'S REPRESENTATIONS AND WARRANTIES.

                 In order to induce the Collateral Agent to enter into this Amendment and to amend the KT Security Agreement in the manner provided herein, the Parent Guarantor represents and warrants to each Bank, the Agent and the Collateral Agent that, as of the Second Amendment Effective Date after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

                 A.       AUTHORIZATION OF AGREEMENTS.   The execution and
delivery of this Amendment by the Parent Guarantor and the performance of the KT Security Agreement as amended by this Amendment (the "Amended Agreement") by the Parent Guarantor are within its corporate powers and have been duly authorized by all necessary corporate action on the part of the Parent Guarantor.

                 B. NO CONFLICT. The execution and delivery by the Parent Guarantor of this Amendment and the performance by the Parent Guarantor of the Amended Agreement do not:

                 (a)      contravene its Organic Documents;

                 (b) contravene any contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect, or contravene any law or governmental regulation or court decree or order binding on or affecting the Parent Guarantor or any of its Subsidiaries; or

                 (c) result in, or require the creation or imposition of, any Lien on any of the Parent Guarantor's properties or any of the properties of any its Subsidiaries, other than pursuant to the Loan Documents.

                 C. BINDING OBLIGATION. This Amendment has been duly executed and delivered by the Parent Guarantor and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of the Parent Guarantor, enforceable against the Parent Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

                 D. GOVERNMENTAL APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Amendment by the Parent Guarantor.

                 SECTION 4.   MISCELLANEOUS.

                 A. REFERENCE TO AND EFFECT ON THE KT SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                          (i) On and after the Second Amendment Effective Date, each reference in the KT Security Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the KT Security Agreement, and each reference in the other Loan Documents to the "KT Security Agreement", "thereunder", "thereof" or words of like import referring to the KT Security Agreement shall mean and be a reference to the Amended Agreement.

                          (ii) Except as specifically amended by this Amendment, the KT Security Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent, the Collateral Agent or any Bank under, the Credit Agreement or any of the other Loan Documents.

                 B. APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO CONFLICTS OF LAWS.

                 C. HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

                 D.       COUNTERPARTS.   This Amendment may be executed by the
parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                 E.        SEVERABILITY.   Any provision of this Amendment
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

                 IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.


KAISER ALUMINUM CORPORATION
(formerly KaiserTech Limited)


By:_________________________________
Name Printed:_______________________
Its:________________________________


MELLON BANK, N.A., as
Collateral Agent


By:_________________________________
Name Printed:_______________________
Its:________________________________

                                   EXHIBIT D





                                                  January ___, 1993



Bank of America National Trust and
         Savings Association, as Agent
315 Montgomery Street
San Francisco, California 94104

                 and

Mellon Bank, N.A., as Collateral Agent
Three Mellon Bank Center
Pittsburgh, Pennsylvania 15259

                 and

The Banks Listed on Schedule A Hereto

                 Twelfth Amendment to Credit Agreement (the "Twelfth Amendment"), dated as of December 20, 1993, among Kaiser Aluminum Corporation (formerly KaiserTech Limited), Kaiser Aluminum & Chemical Corporation, certain financial institutions, Bank of America National Trust and Savings Association, as Agent, and Mellon Bank, N.A., as Collateral Agent

Ladies and Gentlemen:

                 We have acted as special counsel to Kaiser Aluminum Corporation, a Delaware corporation (the "Parent Guarantor"), and Kaiser Aluminum & Chemical Corporation, a Delaware corporation (the "Company"), in connection with the Twelfth Amendment, the Second Amendment to KT Pledge Agreement dated as of December 20, 1993 (the "KT Pledge Agreement Amendment") between the Parent Guarantor and the Collateral Agent and the Second Amendment to KT Security Agreement, Financing Statement, and Conditional Assignment of Patents and Trademarks dated as of December 20, 1993 (the "KT Security Agreement Amendment") between the Parent Guarantor and the Collateral Agent. Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement, as amended by the Twelfth Amendment. As used herein, "Credit Agreement" has the meaning ascribed thereto in the first recital of the Twelfth Amendment.

Bank of America National Trust and                          January ___, 1993
     Savings Association, as Agent                                     Page 2

                   and

Mellon Bank, N.A., as Collateral Agent

                   and

The Banks Listed on Schedule A Hereto



                 In rendering the opinion set forth herein, we have reviewed
(i) the Credit Agreement, (ii) the Twelfth Amendment, (iii) the KT Pledge Agreement dated as of December 21, 1989, as amended by the First Amendment dated as of May 19, 1993, between the Parent Guarantor and the Collateral Agent (the "KT Pledge Agreement"), (iv) the KT Security Agreement, Financing Statement, and Conditional Assignment of Patents and Trademarks dated as of December 21, 1989, as amended by the First Amendment dated as of May 19, 1993, between the Parent Guarantor and the Collateral Agent (the "KT Security Agreement"), (v) the KT Pledge Agreement Amendment, and (vi) the KT Security Agreement Amendment and have examined originals or copies, certified, or otherwise identified to our satisfaction, of (i) the Certificate of Incorporation and By-laws of each of the Parent Guarantor and the Company as in effect on the date hereof, and (ii) such other documents, records, certificates and instruments (collectively, "Documents") as in our judgment are necessary or appropriate as the basis for the opinion expressed below.

                 In our examination we have assumed the genuineness of all signatures, the authenticity of all Documents submitted to us as originals, the conformity to original Documents of all Documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such copies.
As to any facts material to this opinion which we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of the Parent Guarantor and the Company and certificates of public officials. We also have assumed (i) the valid authorization, execution, and delivery of the Twelfth Amendment, the KT Pledge Agreement Amendment and the KT Security Agreement Amendment by the parties thereto (other than the Parent Guarantor and the Company), (ii) that each such other party has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization with the corporate or other organizational power to perform its obligations thereunder, and (iii) that the Twelfth Amendment, the KT Pledge Agreement Amendment and the KT Security Agreement Amendment constitute the legal, valid and binding obligation of each such other party enforceable against each such other party in accordance with its terms (subject to qualifications and

Bank of America National Trust and                          January ___, 1993
     Savings Association, as Agent                                     Page 2

                 and

Mellon Bank, N.A., as Collateral Agent

                 and

The Banks Listed on Schedule A Hereto



limitations similar to those set forth in clauses (a) and (b) on page 4 of this opinion).

                 Based upon the foregoing, and subject to the qualifications set forth herein, we are of the opinion that:

                 1. The execution, delivery, and performance by each of the Parent Guarantor and the Company of the Twelfth Amendment, and the performance by the Company and the Parent Guarantor of the Credit Agreement, as amended by the Twelfth Amendment, are within their respective corporate powers, have been duly authorized by all necessary corporate action on the part of the Parent Guarantor and the Company, and do not:

                 (a) violate the Organic Documents of the Parent Guarantor or the Company;

                 (b) violate any court decree or order of any governmental authority which, after our due inquiry, has been specifically disclosed to us by the Parent Guarantor or the Company; or

                 (c) violate the New Subordinated Notes or the New Subordinated Indenture.

                 2. The Twelfth Amendment has been duly executed and delivered by each of the Parent Guarantor and the Company.

                 3. The Twelfth Amendment constitutes the legal, valid, and binding obligation of each of the Parent Guarantor and the Company enforceable against each of the Parent Guarantor and the Company in accordance with its terms.

                 4. The execution, delivery, and performance by the Parent Guarantor of the KT Pledge Agreement Amendment and the KT Security Agreement Amendment and the performance by the Parent Guarantor of the KT Pledge Agreement and the KT Security Agreement, as amended by the KT Pledge Agreement Amendment and the KT Security Agreement Amendment, as the case may be, are within

Bank of America National Trust and                           January ___, 1993
     Savings Association, as Agent                                      Page 2

                 and

Mellon Bank, N.A., as Collateral Agent

                 and

The Banks Listed on Schedule A Hereto



its corporate powers, have been duly authorized by all necessary corporate action on the part of the Parent Guarantor, and do not:

                 (a)      violate the Organic Documents of the Parent
                          Guarantor; or

                 (b) violate any court decree or order of any governmental authority which, after our due inquiry, has been specifically disclosed to us by the Parent Guarantor.

                 5. The KT Pledge Agreement Amendment and the KT Security Agreement Amendment have been duly executed and delivered by the Parent Guarantor.

                 6. The KT Pledge Agreement Amendment and the KT Security Agreement Amendment constitute the legal, valid, and binding obligations of the Parent Guarantor enforceable against the Parent Guarantor in accordance with their respective terms.

                 The opinions set forth in paragraphs 3 and 6 above are subject to the following qualifications and limitations (and the other opinions set forth above are subject to the following qualifications and limitations, other than those set forth in clauses (a), (b) and (c) below):

                 (a) The enforceability of the Twelfth Amendment, the KT Pledge Agreement Amendment and the KT Security Agreement Amendment may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance or transfer, moratorium, or other laws and court decisions, now or hereafter in effect, relating to or affecting the rights of creditors generally;

                 (b) The enforceability of the Twelfth Amendment, the KT Pledge Agreement Amendment and the KT Security Agreement Amendment is subject to the application of and may be limited by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at

Bank of America National Trust and                          January ___, 1993
     Savings Association, as Agent                                     Page 2

                 and

Mellon Bank, N.A., as Collateral Agent

                 and

The Banks Listed on Schedule A Hereto



law). Such principles of equity are of general application and in applying such principles a court, among other things, might not allow a creditor to accelerate maturity of a debt under certain circumstances, including, without limitation, upon the occurrence of a default deemed immaterial or might decline to order an obligor to perform covenants. Such principles applied by a court might include a requirement that a creditor act with reasonableness and in good faith. Thus, we express no opinion as to the validity or enforceability of (i) provisions restricting access to legal or equitable remedies, such as the specific performance of executory covenants, (ii) provisions that purport to establish evidentiary standards, (iii) provisions relating to waivers, severability, indemnity, submissions to jurisdiction, set off, delay or omission of enforcement of rights or remedies, and (iv) provisions purporting to convey rights to persons other than parties to the Credit Agreement. In addition, we express no opinion as to the enforceability of any provision purporting to provide indemnification or contribution relating to matters arising under Federal or State securities laws;

                 (c) The remedy of specific performance and injunctive and other forms of equitable relief are subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and

                 (d) Our opinion expressed herein is limited to the laws of the State of New York, the General Corporation Law of the State of Delaware, and the Federal laws of the United States of America, and we do not express any opinion herein concerning any other laws. We express no opinion as to the effects (if any) of any laws of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect.

                 The opinion expressed herein is based upon the laws in effect on the date hereof, and we assume no obligation to review or supplement this opinion should any such law be changed by legislative action, judicial decision or otherwise.

Bank of America National Trust and                         January ___, 1993
     Savings Association, as Agent                                    Page 2

                 and

Mellon Bank, N.A., as Collateral Agent

                 and

The Banks Listed on Schedule A Hereto



                 Ezra G. Levin, a partner of our firm, is a director of the Parent Guarantor and the Company.

                 This opinion is being furnished only to the addressees named above pursuant to Section 3.A.2(iii) of the Twelfth Amendment and is solely for the benefit of such Persons in connection with the execution, delivery and effectiveness of the Twelfth Amendment. Accordingly, this opinion may not be used, quoted, or relied upon by any other person or entity or for any other purpose without, in each instance, our express prior written consent.

                                           Very truly yours,

                                   SCHEDULE A

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION

MARINE MIDLAND BANK, N.A.

NATIONAL WESTMINSTER BANK PLC

NATIONAL WESTMINSTER BANK USA

TEXAS COMMERCE BANK NATIONAL ASSOCIATION

BANQUE PARIBAS

MELLON BANK, N.A.

THE FIRST NATIONAL BANK OF
     BOSTON

THE LONG-TERM CREDIT BANK OF
     JAPAN, LIMITED

ROYAL BANK OF CANADA

THE TORONTO-DOMINION BANK

BANQUE NATIONALE de PARIS

US BANK OF WASHINGTON, N.A.

IBJ SCHRODER BANK & TRUST
     COMPANY

THE NIPPON CREDIT BANK, LIMITED
     LOS ANGELES AGENCY

SOCIETE GENERALE

THE YASUDA TRUST & BANKING
     CO., LIMITED

ABN-AMRO BANK N.V.

STATE BANK OF SOUTH AUSTRALIA

CHRISTIANIA BANK OG KREDITKASSE

HIBERNIA NATIONAL BANK

COMMONWEALTH BANK OF AUSTRALIA

VAN KAMPEN MERRITT PRIME RATE INCOME TRUST

WEST ONE BANK

AUSTRALIA AND NEW ZEALAND
     BANKING GROUP, LIMITED

                    SECOND AMENDMENT TO KT PLEDGE AGREEMENT



                 THIS SECOND AMENDMENT TO KT PLEDGE AGREEMENT (this "Amendment"), dated as of December 20, 1993, is by and between KAISER ALUMINUM CORPORATION (formerly KaiserTech Limited), a Delaware corporation (the "Parent Guarantor"), and MELLON BANK, N.A., a national banking association, as collateral agent for certain financial institutions that are parties to the Credit Agreement referred to below (in such capacity, together with any successors and assigns in such capacity, the "Collateral Agent"). Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement.

                              W I T N E S S E T H:

                 WHEREAS, the Parent Guarantor, the Company, the Banks, the Agent, and the Collateral Agent are parties to that certain Credit Agreement dated as of December 13, 1989, as amended by a First Amendment to Credit Agreement dated as of April 17, 1990, a Second Amendment to Credit Agreement dated as of September 17, 1990, a Third Amendment to Credit Agreement dated as of December 7, 1990, a Fourth Amendment to Credit Agreement dated as of April 19, 1991, a Fifth Amendment to Credit Agreement dated as of March 13, 1992, a Seventh Amendment to Credit Agreement dated as of November 6, 1992, an Eighth Amendment to Credit Agreement dated as of January 7, 1993, a Ninth Amendment to Credit Agreement dated as of May 19, 1993, a Tenth Amendment to Credit Agreement dated as of July 23, 1993 and an Eleventh Amendment to Credit Agreement dated as of August 27, 1993 (as so amended and as further amended by the Twelfth Amendment referred to below, the "Credit Agreement"); and

                 WHEREAS, the Required Banks had given their consent to a Sixth Amendment to Credit Agreement dated as of June 25, 1992 (the "Sixth Amendment"), but the Sixth Amendment has not become effective and has been withdrawn; and

                 WHEREAS, as of the date hereof the Parent Guarantor, the Company, the Banks, the Agent, and the Collateral Agent are entering into a Twelfth Amendment to Credit Agreement (the "Twelfth Amendment"); and

                 WHEREAS, the Parent Guarantor and the Collateral Agent are parties to that certain KT Pledge Agreement, dated as of December 21, 1989, as amended by the First Amendment to KT Pledge Agreement dated as of May 19, 1993 (the "KT Pledge Agreement"); and

                 WHEREAS, the parties hereto have agreed to amend the KT Pledge Agreement as herein provided;

                 NOW, THEREFORE, the parties hereto agree as follows:

                 SECTION 1.  AMENDMENTS TO KT PLEDGE AGREEMENT.

                 Section 2.1 of the KT Pledge Agreement is hereby amended by inserting the phrase "and the Second Equity Proceeds Note" following the phrase "other than the Equity Proceeds Note" contained in clause (c) thereof.

                 SECTION 2.  CONDITIONS TO EFFECTIVENESS.

                 A. This Amendment shall become effective as of the date hereof (the "Second Amendment Effective Date") only when the following conditions shall have been met and notice thereof shall have been given by the Agent to the Parent Guarantor, the Company, the Collateral Agent and each Bank:

                 1. The Agent shall have received for each Bank counterparts hereof duly executed on behalf of the Parent Guarantor and the Collateral Agent.

                 2.       The Agent shall have received:

                          (i)    Resolutions of the Board of Directors or of
the Executive Committee of the Parent Guarantor approving and authorizing the execution, delivery, and performance of this Amendment, certified by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment as of the date of execution hereof by the Parent Guarantor;

                          (ii)   A signature and incumbency certificate of the
officers of the Parent Guarantor executing this Amendment;

                          (iii)  For each Bank an opinion, addressed to the
Agent, the Collateral Agent, and each Bank, from Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, in substantially the form of Exhibit D to the Twelfth Amendment, with such changes therein as shall be satisfactory to the Agent; and

                          (iv)   Such other information, approvals, opinions,
documents, or instruments as the Agent may reasonably request.

                 SECTION 3.  PARENT GUARANTOR'S REPRESENTATIONS AND WARRANTIES.

                 In order to induce the Collateral Agent to enter into this Amendment and to amend the KT Pledge Agreement in the manner provided herein, the Parent Guarantor represents and warrants to each Bank, the Agent and the Collateral Agent that, as of the Second Amendment Effective Date after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

                 A. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment by the Parent Guarantor and the performance of the KT Pledge Agreement as amended by this Amendment (the "Amended Agreement") by the Parent Guarantor are within its corporate powers and have been duly authorized by all necessary corporate action on the part of the Parent Guarantor.

                 B. NO CONFLICT. The execution and delivery by the Parent Guarantor of this Amendment and the performance by the Parent Guarantor of the Amended Agreement do not:

                 (a)      contravene its Organic Documents;

                 (b) contravene any contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect, or contravene any law or governmental regulation or court decree or order binding on or affecting the Parent Guarantor or any of its Subsidiaries; or

                 (c) result in, or require the creation or imposition of, any Lien on any of the Parent Guarantor's properties or any of the properties of any of its Subsidiaries, other than pursuant to the Loan Documents.

                 C. BINDING OBLIGATION. This Amendment has been duly executed and delivered by the Parent Guarantor and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of the Parent Guarantor, enforceable against the Parent Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

                 D. GOVERNMENTAL APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Amendment by the Parent Guarantor.

                 SECTION 4.  MISCELLANEOUS.

                 A. REFERENCE TO AND EFFECT ON THE KT PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                 (i) On and after the Second Amendment Effective Date, each reference in the KT Pledge Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the KT Pledge Agreement, and each reference in the other Loan Documents to the "KT Pledge Agreement", "thereunder", "thereof" or words of like import referring to the KT Pledge Agreement shall mean and be a reference to the Amended Agreement.

                 (ii) Except as specifically amended by this Amendment, the KT Pledge Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                 (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent, the Collateral Agent or any Bank under, the Credit Agreement or any of the other Loan Documents.

                 B. APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO CONFLICTS OF LAWS.

                 C. HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

                 D. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                 E. SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

                 IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.


KAISER ALUMINUM CORPORATION
(formerly KaiserTech Limited)


By:_________________________________
Name Printed:_______________________
Its:________________________________


MELLON BANK, N.A., as
Collateral Agent


By:_________________________________
Name Printed:_______________________
Its:________________________________

       SECOND AMENDMENT TO KT SECURITY AGREEMENT, FINANCING STATEMENT,
             AND CONDITIONAL ASSIGNMENT OF PATENTS AND TRADEMARKS



                 THIS SECOND AMENDMENT TO KT SECURITY AGREEMENT, FINANCING STATEMENT, AND CONDITIONAL ASSIGNMENT OF PATENTS AND TRADEMARKS (this "Amendment"), dated as of December 20, 1993, is by and between KAISER ALUMINUM CORPORATION (formerly KaiserTech Limited), a Delaware corporation (the "Parent Guarantor"), and MELLON BANK, N.A., a national banking association, as collateral agent for certain financial institutions that are parties to the Credit Agreement referred to below (in such capacity, together with any successors and assigns in such capacity, the "Collateral Agent"). Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Credit Agreement.

                              W I T N E S S E T H:

                 WHEREAS, the Parent Guarantor, the Company, the Banks, the Agent, and the Collateral Agent are parties to that certain Credit Agreement dated as of December 13, 1989, as amended by a First Amendment to Credit Agreement dated as of April 17, 1990, a Second Amendment to Credit Agreement dated as of September 17, 1990, a Third Amendment to Credit Agreement dated as of December 7, 1990, a Fourth Amendment to Credit Agreement dated as of April 19, 1991, a Fifth Amendment to Credit Agreement dated as of March 13, 1992, a Seventh Amendment to Credit Agreement dated as of November 6, 1992, an Eighth Amendment to Credit Agreement dated as of January 7, 1993, a Ninth Amendment to Credit Agreement dated as of May 19, 1993, a Tenth Amendment to Credit Agreement dated as of July 23, 1993 and an Eleventh Amendment to Credit Agreement dated as of August 27, 1993 (as so amended and as further amended by the Twelfth Amendment referred to below, the "Credit Agreement"); and

                 WHEREAS, the Required Banks had given their consent to a Sixth Amendment to Credit Agreement dated as of June 25, 1992 (the "Sixth Amendment"), but the Sixth Amendment has not become effective and has been withdrawn; and

                 WHEREAS, as of the date hereof the Parent Guarantor, the Company, the Banks, the Agent, and the Collateral Agent are entering into a Twelfth Amendment to Credit Agreement (the "Twelfth Amendment"); and

                 WHEREAS, the Parent Guarantor and the Collateral Agent are parties to that certain KT Security Agreement, Financing Statement, and Conditional Assignment of Patents and Trademarks, dated as of December 21, 1989, as amended by the First Amendment to KT Security Agreement, Financing Statement, and Conditional Assignment of Patents and Trademarks dated as of May 19, 1993 (the "KT Security Agreement"); and

                 WHEREAS, the parties hereto have agreed to amend the KT Security Agreement as herein provided;

                 NOW, THEREFORE, the parties hereto agree as follows:

                 SECTION 1.  AMENDMENTS TO KT SECURITY AGREEMENT.

                 Section 2 of the KT Security Agreement is hereby amended by deleting the word "and" at the end of clause (f) of the second proviso thereof, and by inserting the following immediately preceding the period at the end of the second proviso of Section 2:

                 "; and (h) the Second Equity Proceeds Note".

                 SECTION 2.  Conditions to Effectiveness.

                 A. This Amendment shall become effective as of the date hereof (the "Second Amendment Effective Date") only when the following conditions shall have been met and notice thereof shall have been given by the Agent to the Parent Guarantor, the Company, the Collateral Agent and each Bank:

                 1. The Agent shall have received for each Bank counterparts hereof duly executed on behalf of the Parent Guarantor and the Collateral Agent.

                 2.       The Agent shall have received:

                          (i)    Resolutions of the Board of Directors or of
the Executive Committee of the Parent Guarantor approving and authorizing the execution, delivery, and performance of this Amendment, certified by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment as of the date of execution hereof by the Parent Guarantor;

                          (ii)   A signature and incumbency certificate of the
officers of the Parent Guarantor executing this Amendment;

                          (iii)  For each Bank an opinion, addressed to the
Agent, the Collateral Agent, and each Bank, from Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, in substantially the form of Exhibit D to the Twelfth Amendment, with such changes therein as shall be satisfactory to the Agent; and

                          (iv)   Such other information, approvals, opinions,
documents, or instruments as the Agent may reasonably request.

                 SECTION 3.  PARENT GUARANTOR'S REPRESENTATIONS AND WARRANTIES.

                 In order to induce the Collateral Agent to enter into this Amendment and to amend the KT Security Agreement in the manner provided herein, the Parent Guarantor represents and warrants to each Bank, the Agent and the Collateral Agent that, as of the Second Amendment Effective Date after giving effect to the effectiveness of this Amendment, the following statements are true and correct in all material respects:

                 A.       AUTHORIZATION OF AGREEMENTS.   The execution and
delivery of this Amendment by the Parent Guarantor and the performance of the KT Security Agreement as amended by this Amendment (the "Amended Agreement") by the Parent Guarantor are within its corporate powers and have been duly authorized by all necessary corporate action on the part of the Parent Guarantor.

                 B. NO CONFLICT. The execution and delivery by the Parent Guarantor of this Amendment and the performance by the Parent Guarantor of the Amended Agreement do not:

                 (a)      contravene its Organic Documents;

                 (b) contravene any contractual restriction where such a contravention has a reasonable possibility of having a Materially Adverse Effect, or contravene any law or governmental regulation or court decree or order binding on or affecting the Parent Guarantor or any of its Subsidiaries; or

                 (c) result in, or require the creation or imposition of, any Lien on any of the Parent Guarantor's properties or any of the properties of any its Subsidiaries, other than pursuant to the Loan Documents.

                 C. BINDING OBLIGATION. This Amendment has been duly executed and delivered by the Parent Guarantor and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of the Parent Guarantor, enforceable against the Parent Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and by general principles of equity.

                 D. GOVERNMENTAL APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance of this Amendment by the Parent Guarantor.

                 SECTION 4.  MISCELLANEOUS.

                 A. REFERENCE TO AND EFFECT ON THE KT SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                          (i) On and after the Second Amendment Effective Date, each reference in the KT Security Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the KT Security Agreement, and each reference in the other Loan Documents to the "KT Security Agreement", "thereunder", "thereof" or words of like import referring to the KT Security Agreement shall mean and be a reference to the Amended Agreement.

                          (ii) Except as specifically amended by this Amendment, the KT Security Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent, the Collateral Agent or any Bank under, the Credit Agreement or any of the other Loan Documents.

                 B. APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO CONFLICTS OF LAWS.

                 C. HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

                 D.       COUNTERPARTS.   This Amendment may be executed by the
parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                 E.        SEVERABILITY.   Any provision of this Amendment
which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provisions in any other jurisdiction.

                 IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.


KAISER ALUMINUM CORPORATION
(formerly KaiserTech Limited)


By:_________________________________
Name Printed:_______________________
Its:________________________________


MELLON BANK, N.A., as
Collateral Agent


By:_________________________________
Name Printed:_______________________
Its:________________________________